SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2013

PACIFIC CONTINENTAL CORPORATION

(Exact name of registrant as specified in its charter)

Oregon

(State or other jurisdiction of incorporation)

0-30106	93-1269184
(Commission File Number)	IRS Employer Identification No.

111 West 7th Avenue

Eugene, Oregon 97401

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (541) 686-8685

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 21, 2013, Pacific Continental Corporation (the “Company” or “PCBK”) and its subsidiary Pacific Continental Bank (the “Bank”), extended the term under the Employment Agreements dated November 9, 2007 with Hal Brown, Chief Executive Officer and Roger Busse, President and Chief Operating Officer, respectively, by one year to April 30, 2016. The term extensions occurred according to the annual renewal procedures set forth in the agreements, which provide that each year the executives may propose a one-year term extension to the Board of Directors of the Company and the Bank in order to re-set to the original three-year term. The Board then determines whether to accept the extension proposal. The term extensions do not increase potential severance benefits payable under the agreements. Other than Messrs. Brown and Busse, no executive has an employment agreement with the Company or the Bank.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company’s Annual Meeting was held on April 22, 2013. There were 17,802,338 shares entitled to vote at the Annual Meeting; of those shares, 15,660,696 were voted in person or by proxy. The following matters were voted upon at the Annual Meeting:

1.	Proposal No. 1, the election of eight nominees to the Board of Directors to serve as directors until the 2014 Annual Meeting or until their successors have been elected and qualified;

2.	Proposal No. 2, an advisory (non-binding) vote on executive compensation;

3.	Proposal No. 3, ratification of appointment of Moss Adams LLP to serve as the Company’s independent registered public accounting firm for the fiscal year 2013.

The following is a summary of the voting results for the matters voted upon by the shareholders at the annual meeting.

Proposal No. 1 – Election of Directors

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
Robert Ballin	13,812,852	346,044	1,501,800
Hal Brown	13,921,463	237,433	1,501,800
Michael E. Heijer	13,958,225	200,671	1,501,800
Michael Holzgang	13,943,651	215,245	1,501,800
Donald Krahmer, Jr.	13,944,007	214,889	1,501,800
Donald Montgomery	13,770,760	388,136	1,501,800
Jeff Pinneo	13,977,138	181,758	1,501,800
John Rickman	13,942,151	216,745	1,501,800

Proposal No. 2 - Advisory (non-binding) Vote on Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,708,835	309,541	140,520	1,501,800

Proposal No. 3 - Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions
15,593,855	57,750	9,088

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2013

PACIFIC CONTINENTAL CORPORATION

By:	/s/ Michael A. Reynolds
Michael A. Reynolds
Executive Vice President
Chief Financial Officer